                                                                   EXHIBIT (10b)

                                 FIRST AMENDMENT
                                     TO THE
                           1995 LONG-TERM EQUITY PLAN
                               OF USG CORPORATION


     FIRST AMENDMENT (this "First Amendment"), to the 1995 Long-term Equity Plan of USG Corporation originally approved by the stockholders of the Corporation on May 10, 1995 (the "Plan").

WHEREAS, the Compensation and Organization Committee of the Board of Directors of USG Corporation (the "Corporation") has approved an amendment to the Plan to impose additional conditions on certain awards under the Plan;

NOW, THEREFORE, in consideration of the premises, the Plan is hereby amended as set forth below:

1. Section 8(e) of the Plan is hereby amended by the addition of the following two (2) sentences at the end thereof:

          "In the event the Committee permits the surrender of previously-owned shares of Common Stock as payment for the exercise price of any award under the Plan, such shares shall have been beneficially owned by the grantee for not less than six (6) months and otherwise qualify as "mature" shares under Generally Accepted Accounting Principles. In the event the Committee permits the reduction of shares of Common Stock subject to any award under the Plan in order to satisfy tax withholding, such reduction may not exceed the then statutorily required rate of withholding."

2. Except as expressly amended and modified by this First Amendment, the Plan is hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the Corporation has caused this First Amendment to be executed by its officers thereunto duly authorized as of the 27th day of June, 2000


                                   USG CORPORATION


                                   By /s/ Peter K. Maitland
                                      --------------------------
                                          Peter K. Maitland
                                          Vice President, Compensation,
                                          Benefits and Administration

Attest:


/s/ Dean H. Goossen
-------------------------
Dean H. Goossen
Corporate Secretary